WADDELL & REED ADVISORS FUNDS

Supplement dated November 30, 2009
to the
Waddell & Reed Advisors Funds Statement of Additional Information dated October 30, 2009

The following information amends the disclosure regarding investing in foreign securities in the section entitled “Non-fundamental Investment Restrictions:” for each of the following Funds:

      Waddell & Reed Advisors Accumulative Fund
      Waddell & Reed Advisors Core Investment Fund
      Waddell & Reed Advisors Small Cap Fund
      Waddell & Reed Advisors Vanguard Fund

The Fund may invest up to 25% of its total assets in foreign securities.